Exhibit 10.6

上海蔚来汽车有限公司	NIO Co., Ltd.

上海蔚来汽车有限公司

NIO Co., Ltd.

与

And

【                】

之

劳动合同

Employment Contract

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上海蔚来汽车有限公司	NIO Co.,Ltd

目录

TABLE OF CONTENTS

序言	3

PREFACE	3

第 1 条岗位和期限	4

ARTICLE 1 POSITION AND TERM	4

第 2 条各方的权利和义务	5

ARTICLE 2 RIGHTS AND OBLIGATIONS	5

第 3 条报酬及税费	6

ARTICLE 3 REMUNERATION AND TAX	6

第 4 条保险、福利、劳动保护、劳动条件和职业危害防护	8

ARTICLE 4 INSURANCE, BENEFITS, WORKING PROTECTION, WORKING CONDITIONS AND OCCUPATIONAL DISEASE PROTECTION	8

第 5 条工作时数、公共假日和带薪假期	8

ARTICLE 5 WORKING HOURS, PUBLIC HOLIDAY AND PAID LEAVE	8

第 6 条修正、解除及终止	9

ARTICLE 6 AMENDMENT, TERMNATION AND ENDING	9

第 7 条工作交接	13

ARTICLE 7 HANDOVER	13

第 8 条保密	14

ARTICLE 8 CONFIDENTIALITY	14

第 9 条职务发明	15

ARTICLE 9 WORK-RELATED INVENTION	15

第 10 条争议解决及适用法律	15

ARTICLE 10 DISPUTE RESOLUTION AND GOVERNING LAWS	15

第 11 条其他事项	15

ARTICLE 11 MISCELLANEOUS	15

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上海蔚来汽车有限公司	NIO Co.,Ltd

序言	PREFACE

本《劳动合同》（以下简称为本“合同”）于【 年 月 日】由以下双方在中华人民共和国境内签订：	This employment contract (this “Contract”) is entered into by and between the following parties on [ ] in the People’s Republic of China:

➢ 上海蔚来汽车有限公司，其营业地址在上海市嘉定区安亭镇安驰路 569号115室（以下简称“公司”）；及	➢ NIO Co., Ltd, with its address at Room 115,No 569 Anchi Road, Anting, Shanghai (hereafter referred as the “Company”); and

➢ 【 】，【美国】，护照号码为【 】，居住地址为【 】（以下简称为“员工”）	➢ [ ], [USA], with passport number of [ ] and residence address at [ ] (hereafter referred as the “Employee”).

（公司及员工以下统称为“双方”，如情况需要，可为单数形式 “一方”）。	As needed, each party is hereinafter individually referred to as a “Party” and collectively as “Parties”.

甲乙双方根据《中华人民共和国劳动法 》、《中华人民共和国劳动合同法 》、《上海市劳动合同条例》以及其它有关的法律法规、地方性法规和规章 的规定(“劳动法律”)，以及内部规章制度 (定义见下文)的约束，在平等自愿、协商一致的基础上，签订本合同。双方在此承诺共同遵守本合同，且确认本合同为双方解决争议时的依据。	Pursuant to the Labor Law of the PRC, the Employment Contract Law of the PRC, the Labor Contract Regulation of Shanghai, and other relevant laws, regulations, local regulations and government rules (the “Labor Laws”), and subject to the Internal Rules and Regulations (as defined below), the Parties have entered into this Contract on the basis of equality and consultation. The Parties hereby agree to observe this Contract and acknowledge that any disputes between the Parties shall be settled according to this Contract.

员工在此向公司陈述并保证： (i) 其已在公司指定或认可之医院处进行体格检验，并被证实健康； (ii) 其已获得公司所要求的学位和学历及相关的经验； (iii) 其已解除与任何前任雇主的劳动关系并且不与任何第三方具有现存的劳动关系 (如适用) ；否则员工将承担由此引起的任何劳动争议的责任； (iv) 在签订本合同之前已经仔细阅读并理解内部规章制度； (v) 公司雇佣员工不会导致员工违反员工与任何前任雇主或为其他业务签订的任何协议，并且员工不得从事任何违反此类协议的行为； (vi) 员工不得使用或向公司泄露任何属于其他人的保密信息； (vii) 员工不是将会限制或影响员工向公司履行义务的任何协议的一方，且员工也不对任何人负有此类限制或影响员工向公司履行义务的责任。	The Employee hereby represents and warrants to the Company that: he/she (i) has been confirmed to be healthy after a physical check-up by a hospital designated or recognized by the Company; (ii) has the education background and degree and relevant experience required by the Company; (iii) has terminated any other employment relationship with any former employer and has no existing employment relationship with any third parties (if applicable); otherwise the Employee shall be liable for any labor dispute arising therefrom; (iv) has thoroughly read and understood all the Internal Rules and Regulations before entering into this Contract; (v) The Employee’s employment by the Company will not cause the Employee to violate any agreement the Employee may have with any employer or other business, and the Employee shall not engage in any activities in violation of any such agreement; (vi) the Employee shall not use or disclose to the Company any confidential information belonging to others; (vii) the Employee is not a party to any agreement, and the Employee owes no duty to anyone, that limits or affects the Employee’s ability to perform the Employee’s duties for the Company.

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第 1 条岗位和期限	Article 1 Position and Term

1.1 根据公司的运作及生产需要，员工的岗位为【 】。该员工的主要工作地点为 【上海】。公司保留权利给与合理的通知后变更工作地点。	In terms of the Company’s operation demands, the Employee’s position is [ ]. The job location of The Employee shall be mainly in [Shanghai]. The Company reserves the right to change the location of employment following reasonable notice.

1.2 本合同期限为：	The term of this Contract shall be:

固定期限： 期限为【叁】年，即始于【 】，止于【 】。上述合同期限届满前，双方可依法协商续订本合同。如双方未能在合同期限届满日或之前就续订事宜达成一致意见，则本合同到期将依法自动终止。	Fixed term: with a term of [3] years, starting from [ ] and ending on [ ]. The Parties may extend this Contract legally before the expiration of this Contract. This Contract shall expire automatically if the Parties are unable to reach agreement on extension of this Contract on or before the expiration of this Contract according to the Labor Laws

1.3 双方谨同意上述第1.2 条规定的合同期间前【6个月】为试用期（以下简称为“试用期”）。此试用期应包括在上述第 1.2条所指的期间内。	Both Parties hereby agree the first [6 month(s)] of the contract terms agreed in Article 1.2 is the probationary period (hereafter referred as “Probationary Period”). The Probationary Period shall be contained in the term of this Contract.

1.4 在试用期内，公司有权评估员工的技能及工作表现，以决定员工是否符合录用条件。如员工在试用期内被证实不符合录用条件 (由公司合理裁量决定)，包括但不限于有下列情形之一的，则公司有权根据本合同的规定立即与其解除本合同并解雇员工：	During the Probationary Period, the Company may conduct an appraisal of the Employee’s professional skills and performances to decide the qualifications of the Employee. The Company may immediately terminate this Contract and dismiss the Employee in accordance with the clauses hereof, should the Employee be proved to not meet with the recruitment condition in the Probationary Period (as determined by the Company in the reasonable exercise of its discretion), including without limitation, by the Employee:

(a) 背景调查结果为负面 (由公司合理裁量决定)；	Not having a positive background investigation (as determined by the Company in the reasonable exercise of its discretion);

(b) 未能提供其应聘或背景调查程序中需要的确切及完整的信息；	Failing to provide accurate and complete information as part of his/her application or background investigation process;

(c) 不符合招聘时公示的招聘条件；	Failing to meet the published requirements for recruitment;

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(d) 未获得员工应聘职位所要求的相关学历 /学位的；	Failing to obtain relevant educational qualifications or degrees necessary for the position;

(e) 在订立本合同过程中有欺骗、隐瞒或其它不诚实行为的，包括但不限于提供虚假个人履历或个人信息、提供虚假或不合格证明材料、伪造学历证书、简历或其他证书材料、隐瞒病史、受伤经历等行为；	Cheating, disguising or otherwise performing dishonest actions in the course of the conclusion of this Contract, including without limitation to providing false personal curriculum vitae or information, providing false or unqualified proof, fabricating educational qualification, resume or other materials, concealing medical history, injury experience and etc.

(f) 不具备政府规定的就业手续的 (如未能获得合法的就业证和其他相关证件)；	Failing to provide relevant employment formalities required by the government (such as failure to obtain a legal working permit and other related permit);

(g) 无法提供公司办理录用需要的文件证明的；	Failing to provide the Company with the documents necessary for it to carry out the formalities for employment for the Employee;

(h) 未能达到岗位要求；	Being unqualified for the requirements set forth in the job description;

(i) 与原用人单位存在竞业限制约定的；	Having non-competition obligations with his/her former employer;

(j) 通缉在案的；	Being wanted for arrest;

(k) 员工未能按公司满意的标准通过公司的雇用前审查程序；或	Failing to pass the pre-employment screening and application process of the Company to the satisfaction of the Company; or

(l) 其它情形。	Any other similar conditions.

第 2 条各方的权利和义务	ARTICLE 2 RIGHTS AND OBLIGATIONS

2.1 在本合同期间内，员工应对公司不时指派的任务负责。员工应忠实、勤勉并尽其最大努力履行此类任务，并行使与此相关的权力，但需符合公司在任何时候的各项规定。	During the term of this Contract, the Employee shall be responsible for assignment as designated by the Company from time to time. The Employee shall faithfully and diligently and to the best of their abilities execute such assignment and exercise the relevant power, on the premise of complying with the Company’s various regulations at any time.

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2.2 公司可依法制定适用于公司全体员工的各项内部规章制度，包括但不限于工作时间、工作时数、出席记录、安全及卫生、奖惩程序、人事安排。员工应严格遵守由公司不时修正或变更的此类规章制度。	The Company may stipulate various Internal Rules and Regulations applied to all employees according to relevant laws, such as, but not limited to, working time, working hours, attendance, security and health, rewards and disciplinary procedure, human resource system. The Employee shall strictly comply with these rules and regulations amended or updated from time to time.

2.3 公司应为员工提供所有必须的工作设施、以及安全及履行岗位责任所需工具及待遇，并应按照本合同规定的条款支付其他报酬待遇。	The Company shall provide the Employee all necessary facilities, tools and benefits for the safe and secure execution of the position responsibilities and pay other remuneration benefits according to terms and conditions of this Contract.

2.4 在正常工作时间内，员工应将其所有的时间、精力及能力投入到本合同所规定的工作中，应忠实、勤勉地服务于公司，并应全身心致力于促进公司的利益及福利。员工不得进行或通过不行为的方式侵害公司利益或对公司利益有危害。	During the working hours, the Employee shall contribute all of their time, energies and capabilities to the duties agreed in this Contract, to loyally serve the Company with diligence and be thoroughly committed to promote the Company’s interest and benefits. The employee shall not act or omit to act in any way which is harmful or prejudicial to the Company’s interests.

2.5 员工在其本合同期间内，任何时候均不得直接或间接从事与公司业务类似或具有竞争性质的业务，且未经公司事先书面许可，不得受雇于本合同之外的任何职务，无论是否有报酬。	During the term of this Contract, the Employee shall not, at any time, directly or indirectly engage in any business which is similar to or competitive with the Company’s business. And without the Company’s prior written consent, the Employee shall not be employed by any other employer, whether paid or not.

第 3 条报酬及税费	ARTICLE 3 REMUNERATION AND TAX

3.1 员工的月基本工资为税前【人民币 元】并按如下方式支付：一年按12个月发放：在每个工作月的下个月的 2号支付上月的工资。如果每年最后一个月还在为公司工作，则支付等额的第 13个月工资。如遇发薪日为非工作日，则当月薪金应提前至2号之前的最近一个工作日发放。	The pre-tax monthly salary base of the employee is【 RMB】, which will be paid in each of the 12 months of a year on the 2nd day of the month following the monthly period of worked. A 13th equal installment shall be paid if the employee is still employed by the Company during the last month of the year. In the event the payment day falls on a non-working day the payment will be made on the last working day before the 2nd .

3.2 若员工在年中入职，并工作至当年 12月31日，则其第13个月工资将按入职当年的实际服务时间比例计算并发放。	If the Employee is hired within that year and working until December 31 (i.e. his/her service year with the Company is less than 1 year), the 13th month salary will be calculated and paid pro rate based on the actual service period of the year.

3.3 员工在此同意，公司有权根据员工的头衔、工作岗位或工作地点的变动、公司的经营状况、员工工作表现等因素对员工的工资作进行相应调整。	The Employee hereby agrees that the Company may adjust the Employee’s salary upon any change in the Employee’s title, position or work place, based on the needs of the Company’s operations or based on changes in the Employee’s performance or other similar reasons.

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3.4   员工的业绩应由其上司每年至少审查一次，且其变动薪酬可根据公司的盈利能力及个人的、部门的绩效情况由公司决定是否发放及发放的金额，如该员工根据公司的内部规章制度和前述的要求有权享有该等变动薪酬，则公司会在被考核业绩年的次年的 1月份发放，前提是发放时该员工在被考核业绩年的12月 31日仍在公司就职。若员工在当年入职，并工作至当年12月31日，即工作未满一日历年的，如其根据公司的内部规章制度和前述的要求有权享有变动薪酬的，则其当年的变动薪酬将按入职时间的比例发放。该等变动薪酬的具体情况参照本合同的附件 2 —变动薪酬计划。(如适用)

The Employee’s performance will be reviewed by the Company at least once a year, and whether the Employee is entitled to any variable pay and related amount of such variable pay will be measured against personal/department/ company performance and achievement. If the Employee is entitled to any variable pay according to the Internal Rules and Regulations of the Company and above requirements, the Company will pay such variable pay in January of the year following the performance year being assessed, provided that the Employee is still hired by the Company on December 31 for the performance year. If the Employee is hired within that year and working until December 31 (i.e. his/her service year with the Company is less than 1 year), and he/she shall be entitled to any variable pay according to the Internal Rules and Regulations of the Company and above requirements, the variable pay will be made pro rate based on the actual service period. The details for the variable pay are shown in Annex 2 – Company Variable Pay Plan of this Contract. (If applicable)

3.5 除另有约定并符合相关法律，员工将负责其与包括基本工资、变动薪酬、津贴及其他附加福利在内的报酬相关、依法需承担的所有税费。公司按照法律规定在发薪时代扣代缴。	EXcept otherwise agreed and in line with the relevant laws, the Employee shall assume all the tax and fees related to his/her remuneration including basic salary, variable pay, allowance and other additional benefits according to the laws. The Company will deduct and withhold from the Employee’s salary in accordance with the relevant laws.

3.6 员工在与公司劳动关系存续期间，有权根据贵司的内部规章制度和本合同 享有本合同附件4所规定的福利政策。员工在此确认公 司有权单方变更或取消该福利政策的任何一个福利，但前提是公司应书面通知员工。	The Employee is entitled to benefits in line with the Benefit Policy stipulated as Annex 4 of this Contract according to the Internal Rules and Regulations of the Company and this Contract. The Employee hereby confirms that the Company has the right at its sole discretion to change or cancel any benefit stipulated in the Benefit Policy, provided that the Company shall inform the Employee in writing.

3.7 员工在此确认并保证保持员工薪酬保密，其不会向公司其他员工或其他第三方披露薪酬情况，除非法律要求或向员工的专业顾问披露，该等人士受本保密条款约束。如员工违反此约定，将被视作严重违反公司的内部规章制度，公司有权依据本合同的规定解除本合同并解雇员工 。	The Employee hereby confirms and warrants to maintain the confidentiality of the employee’s salary. The Employee shall not disclose his/her salary information to other employees of the Company or any third party unless required to do so by law or to the Employee’s professional advisors who will themselves be bound by this confidentiality provision. The Employee’s violation of this Article shall be deemed to be a material breach of the Internal Rules and Regulations of the Company. The Company may immediately terminate this Contract and dismiss the Employee upon such event.

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第 4 条保险、福利、劳动保护、劳动条件和职业危害防护	ARTICLE 4 INSURANCE, BENEFITS, WORKING PROTECTION, WORKING CONDITIONS AND OCCUPATIONAL DISEASE PROTECTION

4.1 员工在此确认，在本合同期限内，公司无需为员工缴纳劳动法律项下的各项社会保险以及住房公积金。	The Employee hereby confirms that, during the term of this Contract, the Company will not need to contribute social insurances and housing fund under the Labor Laws.

4.2 公司可以根据其福利政策不时自主决定向员工提供补充医疗保险、个人意外保险等其他福利待遇。	The Company may from time to time at its sole discretion provide supplementary medical insurance, personal accident insurance and other benefits in accordance with its benefits policy.

4.3 公司根据其内部规章制度以及现行劳动法律的规定，为员工提供必要的工作保护设施。	The Company will provide necessary working protection facilities in accordance with current Labor Laws and Internal Rules and Regulations.

4.4 公司根据现行劳动法律的规定为员工提供并维持完成其职责所必须的工作条件。	The Company will provide and maintain essential working conditions to perform his/her duties in accordance with the current Labor Laws.

第 5 条工作时数、公共假日和带薪假期	ARTICLE 5 WORKING HOURS, PUBLIC HOLIDAY AND PAID LEAVE

5.1 公司将遵守劳动法律关于工作时数的规定。	The Company will comply with the regulations about working hours in accordance with the Labor Laws.

5.2 公司可根据工作性质、公司内部规章制度和劳动法律的规定，合理延长员工的工作时间。员工加班应征得直线经理的书面批准，否则该额外工作时间不得视为加班，员工也无权就此额外工作要求获得劳动法律规定的加班工资或者调休。	The Company shall be entitled to reasonably extend the Employee’s working hours in accordance with the nature of work, the Company’s Internal Rules and Regulations and Labor Laws. The Employee’s overtime shall be approved in written by direct manager, otherwise the extra working time will not be deemed as overtime, and the Employee is not entitled for any overtime payment or day-off for the extra working time in accordance with Labor Laws.

5.3 如果因公司经营需要，员工应当服从公司的出差安排。	Based on the needs of the Company’s business operations, the Employee shall comply with the Company’s arrangement for travel.

5.4 员工享有国家、地方和公司规定的各种假期待遇。员工的假期种类、时间、假期工资及请假手续等相关事项应遵守公司内部规章制度。	The Employee has the right to enjoy various leave benefits announced by state and local authorities and stipulated by the Company. The category, time, salary, and the application procedures for the leave benefits shall be complied with the Internal Rules and Regulations.

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5.5 公司根据相关法律法规规定以及内部规章制度，向员工提供年休假。	The Company will provide annual leave to the Employee in accordance with the relevant laws and regulations and its Internal Rules and Regulations.

第 6 条修正、解除及终止	ARTICLE 6 AMENDMENT, TERMNATION AND ENDING

6.1 本合同可由双方协商一致进行修改，修改应以书面形式作出。	This Contract may be amended upon the mutual agreement of the Parties. The amendment shall be made in written.

6.2 双方协商一致可以解除本合同，并应共同签订解除劳动合同协议书。	This Contract may be terminated upon the mutual agreement of the Parties, and the Parties shall sign a mutual termination agreement.

6.3 本合同期限内，有下列情况之一的，经甲乙双方协商一致的，本合同可中止履行：	During the terms of this Contract and by the mutual agreement of both Parties, this Contract can be suspended in the any of following circumstances:

(1) 员工应征入伍或者履行国家规定的其他法定义务的；	The Employee joins in the armed forces or performs other legal obligation in accordance with the laws;

(2) 员工暂时无法履行劳动合同的义务，但未来仍有继续履行条件和可能的；或	The Employee temporarily cannot perform the duties under this Contract, but still have the possibilities and conditions to continue to perform in the future; or

(3) 法律、法规规定的或者双方约定的其他情形。	Other circumstances stipulated by the laws and regulations or agreed by both Parties.

劳动合同中止期间，双方确认公司保留员工的劳动关系，但不支付员工的工资、福利等。除甲乙双方另有约定外，员工在劳动合同中止期间与其他用人单位建立劳动关系，经公司提出后拒不改正的；或约定的中止期限届满，员工仍不能履行本合同的，公司有权解除本合同，且无需支付任何经济补偿金或赔偿金。劳动合同中止期间不计算为员工在公司的工作年限。中止期间，合同期满的，劳动合同终止。	During the suspension period of this Contract, both Parties confirm that the Company will retain the Employee’s employment relationship, but will not pay the Employee remuneration, benefits. Unless otherwise agree, the Company has the right to terminate this Contract, without any compensation or damages, during the suspension period if the Employee establishes employment relationship with other employers and refuses to correct upon the Company’s request or the Employee still can’t perform his/her duties after the suspension period expires. The suspension period shall not be deemed as the Employee’s service year in the Company. This Contract shall automatically end if the term expires during the suspension period.

6.4 如该员工发生以下情况，公司有权在任何时间立即解除本合同，而无需事先通知：	The Company may unilaterally terminate this Contract and dismiss the Employee in any of the following circumstances without any prior notice:

(1) 在试用期间证明不符合本合同第 1.4 条约定的录用条件；	The Employee is proved unqualified according to the requirements for recruitment agreed in Article 1.4 of this Contract during the Probationary Period;

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(2) 严重违反公司劳动纪律或规章制度，包括但不限于下列情形：	The Employee materially violates labor disciplines or the Internal Rules and Regulations of the Company, including without limitation to the following circumstances:

• 无授权旷工达到或超过 5天的；	• Unauthorized absenteeism extending to 5 days or more;

• 受雇于公司时有潜在的犯罪或不诚实行为的，包括但不限于盗窃、欺诈、伪造篡改记录，在现金、凭证、记录、利润或者账目的处理上有违规行为；以及虚报开支、加班情况和其他利益的；

•  any potentially criminal or dishonest activity during the period of employment by the Company, including theft, fraud, falsification of records and irregular practice concerning cash, vouchers, records, profits or accounts and false claims for expenses, overtime and other benefits;

• 违反保密义务；	• breach of the confidentiality obligation;

• 在与公司存在劳动关系期限内，未得到公司书面同意而受雇于任何其他商业或经济组织；	• during the term of employment relationship with the Company, the employee is employed by any other commercial or economic organization without the Company’s written consent;

• 向与公司有直接或间接业务关系或往来的任何个人或组织索取或接受任何形式的金钱或非金钱的好处或利益；	• claiming for or receiving any nonmonetary or monetary advantages or benefits from any individual or organization which has direct or indirect business relationship with the Company;

• 在与公司有业务关系或希望与公司建立业务关系的供应商、客户或其他组织中的个人来往过程中，出现与公司的利益发生冲突的事项，或未向公司披露任何潜在的利益冲突事项；

•  during the personal contact with the suppliers, clients or other organizations which have business relationship or intend to establish business relationship with the Company, having any conflict of interests, or failing to disclose any potential conflict of interests;

• 未经公司授权签署或盖章于文件而导致公司承担财务责任的；	• unauthorized signing or stamping of documentation resulting in financial liabilities of the Company;

• 未经授权将公司财产用作个人目的，或自公司场所转移公司财物、文件或者材料；	• unauthorized use of the Company’s property for the Employee’s private purpose, or unauthorized removal of any the Company’s property, document or material from the Company’s premises;

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上海蔚来汽车有限公司	NIO Co.,Ltd

• 未经授权从客户处收受礼物、金钱或其他私人利益的；	• unauthorized receiving of gifts, money or other private benefits from the clients;

• 在招聘时伪造任何能够影响公司决定雇佣员工与否的重要信息，或提供任何虚假或误导性的信息或文件；

•  during the recruitment, disguising any important information which is able to affect the Company’s decision on whether to employ the Employee, or providing with false or misleading information or documentation;

• 因违反法律或法规的规定被处以治安拘留等行政处罚；或	• receiving security detention or other administrative penalties due to violation of laws or regulations; or

• 公司的员工奖惩办法或其他内部规章制度所列的任何其他情形。	• any other circumstances stipulated in the Company’s Internal Rules and Regulations.

(3) 严重玩忽职守或有贪污受贿情形，给公司造成重大损失的经济损失或损害公司的良好信誉等；	The Employee seriously breaches duty, corrupts or accepts bribes, causing substantial damages to the Company or impairing the goodwill of the Company and the like;

(4) 同时与其他用人单位建立劳动关系，对完成公司的工作任务造成严重影响，或经公司提出员工拒不改正的；	The Employee establishes employment relationship with other employers, which seriously affect the performance of assignment of the Company, or in which case the Employee refuses to correct upon the Company’s request;

(5) 员工以欺诈、胁迫的手段或乘人之危，使公司在违背真实意思的情况下订立或变更本合同，致使本合同无效的；	This Contract is invalid because the Employee uses such means as deception, coercion or taking advantage of the other party’s difficulties, to cause the Company to conclude or modify this Contract contrary to the Company’s true intent;

(6) 依法被追究刑事责任的；或	Where the Employee has his/her criminal liability pursued in accordance with the law; or

(7) 法律法规及本合同规定的其他情形。	Other circumstances stipulated by relevant laws and regulations.

6.5 有下列情形之一的 ，公司提前三十日以书面形式通知或者额外支付一个月工资后 ，可以解除本合同，法律另有规定的从其规定 ：	The Company is entitled to terminate this Contract in case of any of the following circumstances, provided, however, that the Company notifies the Employee in writing thirty (30) days in advance, or pays one month salary to the Employee in lieu of such written notice, unless otherwise provided by the laws:

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上海蔚来汽车有限公司	NIO Co.,Ltd

(1) 员工患病或非因工负伤，在规定的医疗期满后不能从事原工作，也不能从事由公司另行安排的工作的；	Where the Employee is unable to take up his/her original work and any new work arranged by the Company after the completion of his/her medical treatment for illness or non-work-related injury;

(2) 员工不能胜任工作，经过培训或者调整工作岗位 (双方确认此调整的工作岗位职责不一定与原岗位相当)后，仍不能胜任工作的(双方确认若员工符合下列情形之一，则认为其不能胜任工作：未达到公司设定的目标；未按该岗位的岗位描述完成工作；经公司的绩效考核被认定不胜任的；或公司内部规章制度规定的其他不胜任情形等 )；	Where the Employee is unqualified for his/her work or duties and remains unqualified after receiving training or an adjustment to another position (the Parties confirm that the responsibilities of the adjusted position are not necessarily same with his/her original position). Both Parties confirm should the Employee fall under any of the following circumstances, he/she shall be deemed as unqualified for his/her work or duties: failure of achieving the target set by the Company; failure of performing his/her duties according to the job description; unqualified according to the performance assessment made by the Company; other circumstances stipulated by the Internal Rules and Regulations.

(3) 本合同订立时所依据的客观情形发生重大变化 (包括但不限于公司住所迁移、被兼并、公司的资产转移，公司业务的出售，公司重组、增设部门 /分支机构/子公司、以及/或组织架构、经营条件、或发展战略调整等 )致使本合同无法继续履行，经双方协商不能就变更本合同达成协议的；或	A major change in the objective circumstances relied upon at the time of conclusion of this Contract renders it not performable (including, without limitation, the change of the Company’s location, acquisition of the Company by others, transfer of the Company’s assets, sales of its business, restructuration, adding department/ branch/affiliate, the adjustments on organizational structure, operational conditions, or development strategy and the like), the Parties are unable to reach agreement on amending this Contract; or

(4) 相关法律法规规定的其他情形	Any other circumstances stipulated by relevant laws and regulations.

6.6 员工如欲辞职解除本合同，需提前三个月书面通知公司（试用期内，提前 3日），法律另有规定的情形除外。员工递交辞职书面报告后，应继续在公司履行规定的岗位职责，遵守公司的内部规章制度，不得擅自不来上班或强行离职。如员工有违反行为，公司可按严重违纪予以辞退，同时可追究员工赔偿擅自离职给公司造成的经济损失。	The Employee may resign and terminate this Contract subject to three months prior written notice to the Company (three days in advance if during Probationary Period), unless the laws otherwise stipulate. The Employee shall continue performing his/her duties after submitting the written resignation and complying with the Company’s Internal Rules and Regulations; and is prohibited to be absent or quit without authorization. If the Employee breaches such regulations, the Company may unilaterally terminate the Employee due to his/her materially violating the Internal Rules and Regulations, and the Company is also entitled to claim for the economic losses due to the Employee’s resignation.

6.7 如果公司或员工不欲在本合同期限到期之后与对方续订劳动合同，都应至少提前三个月书面通知对方。	In case the Company or the Employee does not intend to extend this Contract upon the expiration, written notice to the counterpart shall be made at latest three (3) months prior to the expiration.

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6.8 双方因违反本合同而给对方造成经济损失的，违约方应承担赔偿责任。	Any Party who breaches this Contract shall provide the economic compensation for the losses of the other Party.
6.9 如果员工违反本合同第 6.6 条、本合同其他相关条款的约定或双方之间的其他相关协议的约定，提前解除本合同的，员工应承担公司由此造成的损失，包括但不限于公司为其租赁房屋的房租及押金损失、其子女在华入学费用损失及押金 (如有)以及其他与其来华工作直接相关的费用损失。	If the Employee terminates this Contract in advance by violating Article 6.6 hereof, other related articles of this Contract or provisions in other agreements between the Parties, the Employee shall be responsible for the losses suffered by the Company thereof, including without limitation the losses of rent and deposit the Company suffered for renting a house for the Employee, the losses of expenses and deposit (if any) for his/her children’s entrance to school in China and other losses directly related to the Employee’s working in China.

第 7 条工作交接	ARTICLE 7 HANDOVER

7.1 无论因何原因本劳动关系解除或终止的，员工必须按照公司规定的程序办理工作和资产交接手续，包括但不限于：	Upon termination or end of this Contract for whatever reason, the Employee shall proceed work handover and return properties of the Company according to formalities stipulated by the Company, including, but not limited to:

(1) 归还所有代表公司身份的证明文件，如工作证、介绍信函、员工信息卡等；	All certificates indicating the Company’s identifications, such as staff card, letters of introduction, employee’s information card, etc., shall be returned to the Company;

(2) 归还所有公司的文件、资料、记录、设备、工具、文具、通讯设备等；	The Company’s documents, materials, record, equipment tools, stationery and communication tools shall be returned to the Company;

(3) 向继任者书面交接所有工作，或其他公司认可的交接方式和结果；	The Employee shall handle over all works to his/her successor in written, or in any other manners and results accepted by the Company;

(4) 就所有相关应付款项、应收款项等与公司结清或确定结算办法；	Settling for all relevant credit and/or debt with the Company or determining the settlement way;

(5) 其他根据公司规定必须移交的物品及资料。	Any other materials and affairs as required by the Company

7.2 员工完成上述7.1中所列各项内容的交接，视为办结工作交接。	The handover can be deemed as finished only when the Employee completes the various handover procedures set forth in Article 7.1.

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7.3 本合同解除或终止时有下列情形之一的，员工应协助公司妥善处理相关事宜。因这些情形给公司造成损失的，员工应承担相应的赔偿责任。

When terminating or ending this Contract due to any of the following circumstances, the Employee shall assist the Company to properly handle the relevant affairs. The Employee shall assume the damages to the Company due to these circumstances:

(1) 员工给公司或相关第三方造成经济损失未处理完毕的；	The economic losses that the Employee causes to the Company or other third party has not been settled;
(2) 员工被有关国家机关依法审查尚未结案的；	The Employee was investigated by governmental authority and the investigation has not finished;
(3) 国家或地方政府有特别规定的。	Any other special stipulation by the state or local government.
7.4 如员工符合法定情形，公司需支付经济补偿金的，在员工办结所有离职交接手续及双方约定的时间支付。员工如未按照规定或双方约定办理离职交接手续，公司可以暂不发放经济补偿金，给公司造成损失的，公司还可要求员工予以赔偿。员工未按时领取和签收退工单的，或由于员工原因致使公司无法及时将退工单送达员工的，由此产生的一切后果由员工自行承担。

If the Employee is satisfied with the legal circumstances and the Company needs to pay economic compensation to the Employee, such economic compensation shall be paid after the Employee competing the handover procedure and at the mutually agreed time. If the Employee fails to complete the stipulated or agreed handover procedures, the Company has the right to temporarily not pay the economic compensation. The Company also has the right to claim for any losses arising thereof. The Employee shall assume any consequences arising from his/her failure to accept and sign the dismiss letter or the Company’s failure to deliver the dismiss letter to the Employee due to the Employee’s reason.

7.5 员工与公司尚未解除或者终止劳动合同，又与其它用人单位建立劳动关系，对完成公司的工作任务造成严重影响或造成损失的，公司有权要求员工赔偿损失。

If the Employee has not terminated or ended the employment contract with the Company yet and establishes employment relationship with other employer, causing serious effect to completing the working task or any losses, the Company has the right to claim for the losses to the Employee.

第 8 条保密	ARTICLE 8 CONFIDENTIALITY
8.1 该员工同意在本合同存续期间，均对从公司获得的与本合同相关的所有知识产权、技术诀窍、建议、数据、商业秘密及其他技术和业务信息保密，且未经公司事先书面许可，不得将机密信息泄露或允许泄露给本公司以外的任何人员，且应在为适当履行本合同所需的情况下泄露或允许泄露给本公司人员。更详细的规定见 【附件1 保密协议】，附件是本合同不可分割的组成部分。	The Employee agrees that during the terms of this Contract, shall keep confidential of any intellectual property, know-how, suggestion, data, business secret and other technological and operation information. Without the prior written consent of the Company, the Employee shall not reveal or permit to reveal the confidential information to any other people outside the Company and shall only reveal or permit to reveal to any staff in the Company when appropriately performing this Contract. Please refer to Annex 1 Confidentiality Agreement for the details. The attachment is the integral part of this Contract.

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第 9 条职务发明	ARTICLE 9 WORK-RELATED INVENTION
9.1 对员工发明公司有权申请注册专利或实用新型，且公司应为上前述专利或实用新型的所有人。更详细的规定见【附件 1 保密协议】。	The Company has the right to apply for patent or utility model of the Employee’s invention and the Company shall be the owner of the patent or utility model. Please refer to Annex 1 Confidentiality Agreement for the details.
第 10 条争议解决及适用法律	ARTICLE 10 DISPUTE RESOLUTION AND GOVERNING LAWS
10.1 由执行本合同所引起或与本合同相关的任何争议应通过双方友好协商解决。如协商不成，可将争议依法提请仲裁 /诉讼。仲裁申请应在劳动争议发生之日起一年内向公司所在地的有管辖权的劳动争议仲裁机构提交。任何一方不服仲裁裁决，有权根据劳动法律的规定在收到仲裁裁决之日起向公司所在地的有管辖权人民法院提起诉讼。

Any dispute arising out of or relating to this Contract shall be settled through friendly consultations. In case no settlement can be reached, either Party is entitled to demand arbitration/lawsuit according to laws. Application for arbitration shall be filed to the competent Arbitration Committee for Labor Disputes where the Company locates at within one (1) year starting from the date of the occurrence of a labor dispute. Should any of the Parties be not satisfied with the award of arbitration, the Party is entitled to bring a lawsuit to the competent people’s court where the Company locates at from the date of receiving the award of arbitration according to the laws.

10.2 在调解、仲裁及法院诉讼期间，除有争议部分外，双方应继续执行本合同。	During the mediation, arbitration and lawsuit, both Parties shall continue to execute this Contract except for the dispute part.
10.3 本合同的制定、有效性、终止、解释、执行及由其所产生任何争议的解决应适用中国法律。	The execution, effectiveness, ending, interpretation, implementation and any dispute arising thereof shall be governed by the laws of PRC.
第 11 条其他事项	ARTICLE 11 MISCELLANEOUS
11.1 本合同中的“内部规章制度”指公司已经制定的或将来不时制定和更新的各项规章制度、工作规范及员工手册，以及与公司商业准则的标准相关的所有其他政策、程序和指导。员工了解且承诺其负有遵守及主动获知公司不时通过各种合理形式 (包括但不限于通知、公告、电子邮件及内部网络)所发布的此等内部规章内容的义务。	The “Internal Rules and Regulations” of this Contract refers to all internal rules and regulations, code of conducts and the employee handbook of the Company which is existing or will be made or amended from time to time. The Employee understands and undertakes that it’s the Employee’s obligations to comply with and acquire the content of such “internal rules” from time to time, which may be published by the Company through various reasonable ways including without limitation of notice, bulletin, email and internal network.

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11.2 员工须在到公司上岗工作之前根据公司的事先通知向公司递交相关人事关系资料。	The Employee shall provide the relevant human resource related materials to the Company before he/she starts working at the Company.
员工有义务协助公司办理合法的用工手续及相关事宜，如因员工原因使公司无法办理合法的用工手续及相关事宜，由员工承担一切后果。

It is the Employee’s obligation to assist the Company to carry out the legalized employment procedure and other relevant procedures. If the Company fails to carry out the legalized employment procedure due to the Employee’s reason, the Employee shall assume any consequence arising thereof.

公司将负责为员工办理所有劳动法律项下以及相关出入境管理法规项下规定的外国人在中国就业所必须的证件，如《外国人就业证》、外国人居留许可等。员工应就该等事项的申请提供必要的信息与协助。因办理该等证件所产生的费用，应由公司承担。

The Company will arrange for all necessary permits pertaining the foreigners’ working in China under the Labor Laws and relevant exit and entry administration laws and regulations, such as Working Permit, Residence Permit and the like. The Employee shall provide necessary information and assistances. All costs and expenses arising from this shall be borne by the Company.

11.3 员工应及时向公司提供相关用工材料及个人信息并保证提供材料的真实性，以便公司及时为其办理用工手续及相关事宜。一旦员工的个人信息发生变更，员工应在该等变更发生起 3日内书面通知公司。因员工未及时向公司提供用工材料、个人信息或未就个人变更信息及时书面通知公司，造成公司无法及时为员工办理用退工手续等一切后果由员工自行承担。

The Employee shall provide the relevant employment materials and personal information to the Company and insure the authenticity, so that the Company can carry out the employment procedure and relevant affairs for the Employee in time. Once the Employee’s personal information changes, the Employee shall notify such changes to the Company within three days in written. If the Employee fails to provide the employment materials, personal information in time or fails to notify the Company for any change of personal information in written on time, causing the Company not to be able to carry out the employment and termination procedure and the like, the Employee shall assume any liability arising thereof.

11.4 员工承认并同意，在员工受雇于公司之前和期间，公司可以为人力资源管理、背景调查、专项调查及其他合法的与雇佣 /业务相关的目的而在中国境内外收集、保管、使用和转移员工的个人信息。公司可以为员工福利办理及其他与人力资源管理相关的目的，将员工的个人信息转给其中国境内外的其他集团成员或公司的供应商。个人信息的收集仅限用于合法和相关目的，而且公司将采取一切可行措施以确保公司所持个人信息的准确性。如果公司所收集的员工的个人信息有任何改变，员工应当及时向公司报告这些改变。公司将采取一切可行措施确保个人信息的安全，避免他人未经授权或意外获得或以其它方式使用员工的个人资料。

The Employee acknowledge and agree, both prior to and during his/her employment with the Company, to the collection, maintenance, use and transfer of his/her personal information by the Company for human resources management, background checks, investigations, and other legitimate employment/business related purposes within and outside of the PRC. The Company may transfer his/her personal information to any other Group Entity or its vendors inside and outside the PRC for employee benefits processing and other human resources management related purposes. Personal information will be collected only for lawful and relevant purposes and all practical steps will be taken to ensure that personal information held by the Company is accurate. If there is any change in his/her personal information collected by the Company, the Employee shall report such changes to the Company in a timely manner. The Company will take all practicable steps to ensure the security of the personal information and to avoid unauthorized or accidental access, or other use.

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11.5 公司信息技术资源和通信系统的内容均为公司财产。因此，对于在公司电子信息和通信系统上传送、收发、打印、存储或记录的任何信息、文档、文件、数据、文件、传真、电话通话、社交媒介上发布的对话或信息或任何其他类型的信息或通讯，员工不应期望有任何隐私。公司有权对员工使用公司信息技术资源和通信系统开展的活动进行监控、拦截和审核，而无需进一步通知员工，且员工确认并同意，公司可以对员工使用该等资源和系统的情况进行该等监控。

The contents of the Company’s IT resources and communications systems are Company property. The Employee shall not have any expectation of privacy in any message, files, data, document, facsimile, telephone conversation, social media post conversation or message, or any other kind of information or communications transmitted to, received or printed from, or stored or recorded on Company electronic information and communications systems. The Company reserves the right to monitor, intercept and review, without further notice, employee activities using Company IT resources and communications systems and the Employee acknowledge and consent to such monitoring by his/her use of such resources and systems.

11.6 本合同序言部分载明的双方的“居住地址”为双方一切函件往来的唯一有效联系地址，若有变更，应及时通知对方；否则，因地址变更所引起的无法送达的责任，应由责任方承担。如给对方造成损失的，应当承担赔偿责任。同时，寄往员工提供的如本合同开头所示地址的通知、信件或文件将被视为有效寄出并在公司所用寄送方式的通常接收日已送达至员工。

The residence address recorded in the PREFACE shall be the sole effective contact address of the Parties’ correspondence. Each Party shall notify the counterparty for any changes. Otherwise, it shall assume any liabilities of the failure to delivery due to the address change and compensation for any losses of the other Party suffers thereof. Meanwhile, notices, letters or documents to the address of the Employee given at the beginning of this Contract shall be deemed to have been effectively sent and to have delivered to the Employee on usual receiving date applicable to the contact method used by the Company.

11.7 若员工附有竞业限制义务的，其与之相关的权利义务参见 【附件3竞业限制协议】。	If the Employee has non-competition obligation to the Company, the related rights and obligations shall be referred to Annex 3- Non-competition Agreement.
11.8 本合同及其附件(如有)构成了关于员工雇用事宜的双方之间的完整协议，并取代了任何之前的口头或书面的讨论、协商和协议。本合同未尽事宜，双方另有约定的从约定；双方没有约定的，遵照相关法律法规执行；如相关法律法规没有规定的，双方应遵循平等自愿、友好协商一致原则，另行签订协议作为本合同的补充协议。

This Contract and any annexes attached hereto (if any) constitute the entire agreement between the Parties in relation to the Employee’s employment, and shall supersede all prior discussions, negotiation and agreement, whatever in oral or written. Any matters not mentioned herein shall be handled through the Parties’ agreements; where no such agreement exists, relevant laws and regulations may be applied to; in case no provisions are stipulated in relevant laws and regulations, the Parties may enter into a separate agreement as the supplementary agreement of this Contract based on the principle of equality and friendly negotiation.

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11.9 员工负有诚信义务，承诺其在签订劳动合同时，就其与劳动合同直接相关的基本情况 (包括但不限于已经与其原用人单位解除或者终止劳动合同、其所提供的资质证明来源的真实性及合法性、其所提供的知识产权相关信息来源的真实性及合法性等 )向公司作了如实说明，如有虚假，员工将承担相应责任。

The Employee owes a duty of good faith and promises that when signing this Contract, he/she has truly explain all the basic information directly related to this Contract (including without limitation to the termination or ending of the employment contract with the former employer, the authenticity and legitimacy of the resource of the qualifications/certificates he/she provided, the authenticity and legitimacy of the resource of the intellectual property right related information he/she provided). The Employee shall assume the liability if it is false.

11.10 员工在此陈述，在签署本合同之前，员工已全面阅读并充分理解、自愿接受本合同的所有条款和条件；员工并非受强迫或威胁或其他非法限制而签订本合同；员工签署本合同不会使员工违反对其有约束的任何先前的协议；在签署本合同之前，员工已有充分的时间考虑是否签署本合同，包括但不限于获得与员工聘请的律师讨论本合同有关条款和条件、以及相应的法律后果的机会。

The Employee hereby states that: the Employee has thoroughly read and understood and are willing to accept all terms and conditions related to this Contract before the Employee enters into this Contract; the Employee enters into this Contract without suffering force or threat or unlawful restriction; by entering this Contract, the Employee will not breach any prior agreements binding upon the Employee; the Employee has enough time to decide whether to conclude this Contract, including without limitation the chance of discussing with lawyers appointed by the Employee about the terms, conditions and relevant legal results of this Contract before his/her entering into this Contract.

11.11 本合同条款如与国家法律、法规相抵触的，以国家法律、法规为准。本合同规定的任何条款因与法律、法规、规章冲突或依据法律、法规、规章成为无效或不合法时，这些条款不影响本合同其他条款的存续和有效性。

In case the terms and conditions of this Contract is conflict with the laws and regulations, the laws and regulations shall prevail. If any provision of this Contract is invalid or illegal in any respect in accordance with applicable laws, rules and regulations, or conflict with any laws, regulations or rules, the validity and legality of the remaining provisions hereof shall not be affected.

11.12 本合同以中英文签署，一式二(2)份，双方各执一份，具有同等法律效力，且从双方签署之日起生效。 两种语言文本具有同等效力，如中英文版本不一致，以中文版本为准 。	This Contract in both Chinese and English is made and executed in two (2) originals, with both having equal effect, and shall be effective from the signature of the Parties. Both language versions shall have equal force and effect, in the event of any inconsistency between the Chinese version and English version, the Chinese version shall prevail.

上海蔚来汽车有限公司	【 】
NIO Co., Ltd
（单位盖章）
(Corporate Seal)

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姓名(Name)：

职务(Title)：

签约地 ：上海，中国

Execution Venue: Shanghai, the People’s Republic of China

回执

Receipts

本人在签署本劳动合同时，已经领取了本劳动合同原件一份作为个人留存版本。

I have received an original copy as the personal version when signing this Employment Contract.

员工姓名(Employee Name)：

护照号码(Passport Number)：

日期(Date)：

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Appendix

◾	附件 1 保密协议	Annex 1 Confidentiality Agreement
◾	附件 2 变动薪酬计划	Annex 2 Company Variable Pay Plan
◾	附件 3 竞业限制协议	Annex 3 Non-competition Agreement
◾	附件 4 福利政策	Annex 4 Benefit Policy

说明 ：符号“◾”指相应附件适用于本合同；符号“☐ ”指相应附件不适用于本合同。

Note: Symbol “◾” represent the corresponding annex is effective in this contract; symbol “☐” represent the corresponding annex is ineffective in this contract.

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